Riverfront I Joint Venture	12 Months Ended
Sep. 30, 2013
Notes to Financial Statements
Riverfront I Joint Venture

19. Riverfront I Joint Venture.

On March 30, 2012 the Company entered into a Contribution Agreement with MRP SE Waterfront Residential, LLC. (“MRP”) to form a joint venture to develop the first phase only of the four phase master development known as RiverFront on the Anacostia in Washington, D.C. The purpose of the Joint Venture is to develop, own, lease and possibly sell an approximately 300,000 square foot residential apartment building (including approximately 18,000 square feet of retail) on a portion of the roughly 5.82 acre site. The joint venture, Riverfront Investment Partners I, LLC (“Riverfront I) was formed in June 2013 as contemplated. The Company’s cost of the property to be contributed of $5,839,000 was transferred from Property, plant and equipment to Investment in joint ventures and is accounted for under the equity method of accounting. MRP will contribute capital of at least $4,000,000 to the joint venture including development costs paid prior to formation of the joint venture. MRP will raise any additional equity capital and obtain a nonrecourse loan for the balance of the estimated construction and lease up costs. At this point the Company anticipates commencement of construction of Phase I in mid 2014 with lease up scheduled between late 2015 and all of 2016. The Company’s equity interest in the joint venture will be determined based on leverage of the entity, additional cash contributions by the Company, and negotiations with potential third partners.